FOR IMMEDIATE RELEASE

BONDS.COM PROVIDES DECEMBER AND FULL YEAR 2008 RESULTS ACROSS KEY BUSINESS METRICS

Boca Raton, Florida – January 30, 2009 – Bonds.com Group, Inc. (the “Company”) (OTC BB: BDCG) through its subsidiary Bonds.com, Inc., provider of an innovative comprehensive online trading platform providing execution, liquidity and competitive pricing to the fragmented fixed income marketplace, announced today December and full year 2008 results across each of its key business metrics.

The following data is unaudited and thus potentially subject to change.

	Jan	Feb	Mar	Apr	May
New Accounts	35	42	48	45	113
Trade Volume	43	90	71	96	167
Revenue	$5,264	$14,702	$8,814	$8,141	$19,124
Average Revenue per Trade	$125.33	$163.36	$124.14	$84.80	$114.37
Average Trade Size	$34,524	$44,200	$60,704	$51,260	$65,611
Number of Bonds Traded	$1.5 MM	$4.0 MM	$4.3 MM	$4.9 MM	$11.0 MM

	Jun	Jul	Aug	Sep	Oct
New Accounts	109	111	38	25	59
Trade Volume	273	314	398	389	502
Revenue	$61,964	$53,590	$67,054	$106,211	$251,304
Average Revenue per Trade	$226.97	$170.67	$168.89	$259.68	$500.61
Average Trade Size	$77,648	$95,399	$76,683	$161,499	$110,675
Number of Bonds Traded	$21.2 MM	$29.9 MM	$30.4 MM	$66.1 MM	$55.6 MM

	Nov	Dec	FY 2008
New Accounts	63	234	909
Trade Volume	539	619	3,501
Revenue	$136,493	$194,982	$927,642
Average Revenue per Trade	$253.23	$315.00	$265.00
Average Trade Size	$87,677	$101,018	$96,732
Number of Bonds Traded	$47.3 MM	$62.5 MM	$338.7 MM

*All data is as of trade date and, with the exception of Average Revenue per Trade, rounded to nearest dollar.

SUPPLEMENTAL NOTE ADDED MARCH 31, 2008:

The revenues stated above are determined on a trade date basis.  In the preparation of its audited annual consolidated financial statements and unaudited quarterly consolidated financial statements, each as filed with the Securities and Exchange Commission on annual reports on Form 10-K and quarterly reports on Form 10-Q, management has elected to recognize revenues generated from securities transactions and the related commissions on a settlement date basis as the transactions are settled and not on a trade date basis.  Management believes that both settlement date and transaction date are permissible methods under generally accepted accounting principles. Quarterly revenues, as reported in the Company’s unaudited quarterly consolidated financial statements, for the fiscal quarters ended March 31, 2008, June 30, 2008, September 30, 2008 and December 31, 2008 under a settlement date basis were $27,559, $76,777, $181,125, and $577,569 respectively.  Year to date revenues for the three, six, nine and twelve months ended March 31, 2008, June 30, 2008, September 30, 2008, and December 31, 2008 under a settlement date basis were $27,559, $104,336, $285,461, and $863,030, respectively.

To be added to the Bonds.com investor email list, please email justin.davis@cirrusfc.com with BDCG in the subject line.

About Bonds.com Group, Inc.

Bonds.com Group, Inc. (OTC BB: BDCG), through its subsidiary Bonds.com, Inc., serves institutional and self-directed individual fixed income investors by providing a comprehensive zero subscription fee online trading platform. The company designed the BondStation platform to provide liquidity and competitive pricing to the fragmented Over-The-Counter (OTC) fixed income marketplace.

The company differentiates itself by offering through its broker dealer Bonds.com, Inc., an inventory of over 30,000 fixed income securities from more than 175 competing dealers, as well as market research, investor tools, bond education and an interactive website experience. Asset classes currently offered on the BondStation fixed income trading platform include municipal bonds, corporate bonds, agency bonds, certificates of deposit (CDs) and U.S. Treasuries. With unmatched marketability of the domain name www.bonds.com commitment to key advertising initiatives, experienced management team and seasoned account managers, Bonds.com, Inc. is poised to redefine the $29 trillion fixed income marketplace.

Bonds.com Investor Relations Website:
http://ir.bonds.com

CONTACT:

Cirrus Financial Communications, LLC
Justin K. Davis
(877) 880-BDCG (2324)
Justin.Davis@cirrusfc.com
www.cirrusfc.com

FORWARD-LOOKING STATEMENTS

The information contained herein includes forward-looking statements.  These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements.  Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity.  We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.   The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward looking statements if they comply with the requirements of the Act.

#  #  #